UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 18, 2002

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	68–0383530 (I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 195, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

VantageMed Corporation

Index and Cross Reference

Item Number		Page

PART I — FINANCIAL INFORMATION
Item. 5	Other Events.............................................................................................................................................................................	3
Item. 7	Financial Statements and Exhibits.........................................................................................................................................	3
	Signature...................................................................................................................................................................................	4
	Exhibit Index.............................................................................................................................................................................	5
Ex. 99.1	Press Release............................................................................................................................................................................	6

PART 1 — FINANCIAL INFORMATION

Item 5.    Other Events

                Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated April 18, 2002 announcing a change to VantageMed Corporation’s ticker symbol due to delay in filing the Company’s SEC Form 10-K for the fiscal year ended December 31, 2001.  The Press Release also announces the receipt of notice from Nasdaq indicating that the Company’s securities will be delisted at the opening of business on April 24, 2002 due to the filing delay.  The Company intends to request a hearing before the Nasdaq Listing Qualifications Panel to review the Nasdaq delisting determination.  There can be no assurance that the Panel will grant VantageMed’s request for continued listing.  However, pending the outcome of this hearing, VantageMed’s securities will continue to be listed on Nasdaq under the ticker symbol, VMDCE.

Item 7.  Financial Statements and Exhibits

(c)          Exhibits

The following exhibit is filed herewith:

99.1                           Press Release issued by VantageMed Corporation dated April 18, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                VANTAGEMED CORPORATION

                                                                                                                By:           /s/ Greg Hill

Dated:  April 19, 2002                                                                                          Greg Hill,

Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release issued by VantageMed Corporation dated April 18, 2002.